SECOND AMENDMENT TO EXISTING AGREEMENT

THIS AMENDMENT (the “Agreement”) is made effective as of this 20th day of October, 2013

BETWEEN:

LEXARIA CORP., a company incorporated under the laws of the State of Nevada, having a business office at #950 - 1130 West Pender, Vancouver, British Columbia, Canada V6E 4A4

(the “Company,” or, “Lexaria”)

AND:	C.A.B. Financial Services Ltd.
156 Valleyview Road
Kelowna, BC V1X 3M4

(the “Lender”)

WHEREAS:

Article 1 - The Lender has previously loaned US$100,000 to Lexaria through a secured convertible debenture with an original maturity date of November 30, 2012 (the “Initial Agreement”), and which was subsequently amended via an Amendment to Existing Agreement dated November 15, 2012 (the “Amendment”), and both Lexaria and the Lender agree to further amend the terms, by way of this Agreement, under which those funds are loaned;

Article 2 - Since the Amendment became effective Lexaria has successfully repaid $25,000 in principal to the Lender and has also regularly paid all interest and bonus payments as they have become due, leaving a balance owing of $75,000 as of the date of this Agreement;

Article 3 - Lexaria is taking steps to increase production at the Belmont Lake Oil Field – including the drilling of a new well and the reworking of an existing well - that should result in higher revenue earned by the Company and a renewed ability to repay all principal – and regularly earned interest - owing to the Lender, but not before the existing Amendment will have expired.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree each with the other as follows:

            (1) All of the terms, conditions and obligations of the Initial Agreement remain valid and in force for the period of time that this Amendment is effective except for those terms, conditions and obligations that are specifically amended by way of this Agreement.

            (2) The terms, conditions and obligations of the 2012 Amendment will expire and be extinguished, by mutual consent, as of that date that this Second Amendment Agreement becomes effective.

            (3) Lexaria will repay the full amount of the outstanding loan due as per the following:

(i)

The loan repayment schedule will be converted, with an effective date of December 1, 2013, to a new one year term loan with monthly interest payments at 18% on any declining balance, in arrears and all principal amounts not paid before then due in full on December 1, 2014; and,

(ii)	The first payment of interest shall be due on January 1, 2014; and,

(iii)

Lexaria will make ten (10) monthly principal payments, each of which is 1/10th of the principal amount owing at the time this Agreement goes into effect, beginning on March 1 2014 and repeating on the first day of each month thereafter until all the principal is paid; and,

(iv)

Lexaria will use all best efforts and retains the right to repay, in whole or in part and at any time, any portion of the principal owing up to and including the total amount owing along with all interest then due; and,

(v)

If the newly-drilled PP F12-7 well produces 100 bbls/day average production in its first 30 days, then notwithstanding Section (3)(iii), above, Lexaria will make eight (8) monthly principal payments, each of which is 1/8th of the principal amount owing at the time this Agreement goes into effect, beginning on March 1 2014 and repeating on the first day of each month thereafter until all the principal is paid; and,

(vi)

If Lexaria makes capital investments cumulatively exceeding $50,000 prior to that time when full repayment of the loan has occurred, then Lexaria will grant a lien to the Lender on all such capital investments; and,

(vii)

Lexaria grants to the Lender new collateral specifically limited to the Lender’s pro-rata portion (the original initial balance owing to the Lender shall form the numerator and $930,000 shall form the denominator) of Lexaria’s portion of the net revenue from the new 12-7 well required to keep the terms of this Agreement in good standing at any given monthly due date; and,

(viii)	The rights granted to the Lender under this Section (3), above, are transferable only with the written approval, in advance, of Lexaria.

            (4) This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia, Canada as applicable to contracts made and performed therein.

            (5) The Agreement may be executed in one or more counterparts, all of which will be considered one and the same Agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

            (6) This Agreement may be executed by delivery of executed signature pages by fax or by scan and email, and such execution will be effective for all purposes.

            IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first written above.

LEXARIA CORP	LENDER

Per: _________________________________________	Per: _________________________________________
Authorized Signatory	Authorized Signatory

Name: Bal Bhullar	Name:
Title: CFO, Director	Title:

Per: _________________________________________
Authorized Signatory

Name: Chris Bunka
Title: CEO, Director

SECOND AMENDMENT TO EXISTING AGREEMENT

THIS AMENDMENT (the “Agreement”) is made effective as of this 26th day of October, 2013

BETWEEN:

LEXARIA CORP., a company incorporated under the laws of the State of Nevada, having a business office at #950 - 1130 West Pender, Vancouver, British Columbia, Canada V6E 4A4

(the “Company,” or, “Lexaria”)

AND:	CIELO INVESTMENT, LLC
5046 Weatherstone Circle
Sugar Land, TX 77479

(the “Lender”)

WHEREAS:

Article 1 - The Lender has previously loaned US$250,000 to Lexaria through a secured convertible debenture with an original maturity date of November 30, 2012 (the “Initial Agreement”), and which was subsequently amended via an Amendment to Existing Agreement dated November 15, 2012 (the “Amendment”), and both Lexaria and the Lender agree to further amend the terms, by way of this Agreement, under which those funds are loaned;

Article 2 - Since the Amendment became effective Lexaria has successfully repaid $83,333 in principal to the Lender and has also regularly paid all interest and bonus payments as they have become due, leaving a balance owing of $166,667 as of the date of this Agreement;

Article 3 - Lexaria is taking steps to increase production at the Belmont Lake Oil Field – including the drilling of a new well and the reworking of an existing well - that should result in higher revenue earned by the Company and a renewed ability to repay all principal – and regularly earned interest - owing to the Lender, but not before the existing Amendment will have expired.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree each with the other as follows:

            (1) All of the terms, conditions and obligations of the Initial Agreement remain valid and in force for the period of time that this Amendment is effective except for those terms, conditions and obligations that are specifically amended by way of this Agreement.

            (2) The terms, conditions and obligations of the 2012 Amendment will expire and be extinguished, by mutual consent, as of that date that this Second Amendment Agreement becomes effective.

            (3) Lexaria will repay the full amount of the outstanding loan due as per the following:

(i)

The loan repayment schedule will be converted, with an effective date of December 1, 2013, to a new one year term loan with monthly interest payments at 18% on any declining balance, in arrears and all principal amounts not paid before then due in full on December 1, 2014; and,

(ii)	The first payment of interest shall be due on January 1, 2014; and,

(iii)

Lexaria will make ten (10) monthly principal payments, each of which is 1/10th of the principal amount owing at the time this Agreement goes into effect, beginning on March 1 2014 and repeating on the first day of each month thereafter until all the principal is paid; and,

(iv)

Lexaria will use all best efforts and retains the right to repay, in whole or in part and at any time, any portion of the principal owing up to and including the total amount owing along with all interest then due; and,

(v)

If the newly-drilled PP F12-7 well produces 100 bbls/day average production in its first 30 days, then notwithstanding Section (3)(iii), above, Lexaria will make eight (8) monthly principal payments, each of which is 1/8th of the principal amount owing at the time this Agreement goes into effect, beginning on March 1 2014 and repeating on the first day of each month thereafter until all the principal is paid; and,

(vi)

If Lexaria makes capital investments cumulatively exceeding $50,000 prior to that time when full repayment of the loan has occurred, then Lexaria will grant a lien to the Lender on all such capital investments; and,

(vii)

Lexaria grants to the Lender new collateral specifically limited to the Lender’s pro-rata portion (the original initial balance owing to the Lender shall form the numerator and $930,000 shall form the denominator) of Lexaria’s portion of the net revenue from the new 12-7 well required to keep the terms of this Agreement in good standing at any given monthly due date; and,

(viii)	The rights granted to the Lender under this Section (3), above, are transferable only with the written approval, in advance, of Lexaria.

            (4) This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia, Canada as applicable to contracts made and performed therein.

            (5) The Agreement may be executed in one or more counterparts, all of which will be considered one and the same Agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

            (6) This Agreement may be executed by delivery of executed signature pages by fax or by scan and email, and such execution will be effective for all purposes.

            IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first written above.

COMPANY	LENDER
LEXARIA CORP	CIELO INVESTMENT, LLC

Per: _________________________________________	Per: _________________________________________
Authorized Signatory	Authorized Signatory
Name: Bal Bhullar	Name:
Title: CFO, Director	Title:

Per: _________________________________________
Authorized Signatory
Name: Chris Bunka
Title: CEO, Director

SECOND AMENDMENT TO EXISTING AGREEMENT

THIS AMENDMENT (the “Agreement”) is made effective as of this 26th day of October, 2013

BETWEEN:

LEXARIA CORP., a company incorporated under the laws of the State of Nevada, having a business office at #950 - 1130 West Pender, Vancouver, British Columbia, Canada V6E 4A4

(the “Company,” or, “Lexaria”)

AND:	Dr. David DeMartini
11714 Spriggs Way
Houston, TX 77024

(the “Lender”)

WHEREAS:

Article 1 - The Lender has previously loaned US$100,000 to Lexaria through a secured convertible debenture with an original maturity date of November 30, 2012 (the “Initial Agreement”), and which was subsequently amended via an Amendment to Existing Agreement dated November 15, 2012 (the “Amendment”), and both Lexaria and the Lender agree to further amend the terms, by way of this Agreement, under which those funds are loaned;

Article 2 - Since the Amendment became effective Lexaria has successfully repaid $33,333 in principal to the Lender and has also regularly paid all interest and bonus payments as they have become due, leaving a balance owing of $66,667 as of the date of this Agreement;

Article 3 - Lexaria is taking steps to increase production at the Belmont Lake Oil Field – including the drilling of a new well and the reworking of an existing well - that should result in higher revenue earned by the Company and a renewed ability to repay all principal – and regularly earned interest - owing to the Lender, but not before the existing Amendment will have expired.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree each with the other as follows:

            (1) All of the terms, conditions and obligations of the Initial Agreement remain valid and in force for the period of time that this Amendment is effective except for those terms, conditions and obligations that are specifically amended by way of this Agreement.

            (2) The terms, conditions and obligations of the 2012 Amendment will expire and be extinguished, by mutual consent, as of that date that this Second Amendment Agreement becomes effective.

            (3) Lexaria will repay the full amount of the outstanding loan due as per the following:

(i)

The loan repayment schedule will be converted, with an effective date of December 1, 2013, to a new one year term loan with monthly interest payments at 18% per annum on any declining balance, in arrears and all principal amounts not paid before then due in full on December 1, 2014; and,

(ii)	The first payment of interest shall be due on January 1, 2014; and,

(iii)

Lexaria will make ten (10) monthly principal payments, each of which is 1/10th of the principal amount owing at the time this Agreement goes into effect, beginning on March 1, 2014 and repeating on the first day of each month thereafter until all the principal is paid; and,

(iv)

Lexaria will use all best efforts and retains the right to repay, in whole or in part and at any time, any portion of the principal owing up to and including the total amount owing along with all interest then due; and,

(v)

If the newly-drilled PP F12-7 well produces 100 bbls/day average production in its first 30 days, then notwithstanding Section (3)(iii), above, Lexaria will make eight (8) monthly principal payments, each of which is 1/8th of the principal amount owing at the time this Agreement goes into effect, beginning on March 1, 2014 and repeating on the first day of each month thereafter until all the principal is paid; and,

(vi)

If Lexaria makes capital investments cumulatively exceeding $50,000 prior to that time when full repayment of the loan has occurred, then Lexaria will grant a lien to the Lender on all such capital investments; and,

(vii)

Lexaria grants to the Lender new collateral specifically limited to the Lender’s pro-rata portion (the original initial balance owing to the Lender shall form the numerator and $930,000 shall form the denominator) of Lexaria’s portion of the net revenue from the new 12-7 well required to keep the terms of this Agreement in good standing at any given monthly due date; and,

(viii)	The rights granted to the Lender under this Section (3), above, are transferable only with the written approval, in advance, of Lexaria.

            (4) This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia, Canada as applicable to contracts made and performed therein.

            (5) The Agreement may be executed in one or more counterparts, all of which will be considered one and the same Agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

            (6) This Agreement may be executed by delivery of executed signature pages by fax or by scan and email, and such execution will be effective for all purposes.

            IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first written above.

COMPANY	LENDER
LEXARIA CORP	DAVID DEMARTINI

Per: _________________________________________	Per: _________________________________________
Authorized Signatory	Authorized Signatory
Name: Bal Bhullar	Name:
Title: CFO, Director	Title:

Per: _________________________________________
Authorized Signatory
Name: Chris Bunka
Title: CEO, Director

SECOND AMENDMENT TO EXISTING AGREEMENT

THIS AMENDMENT (the “Agreement”) is made effective as of this 26th day of October, 2013

BETWEEN:

LEXARIA CORP., a company incorporated under the laws of the State of Nevada, having a business office at #950 - 1130 West Pender, Vancouver, British Columbia, Canada V6E 4A4

(the “Company,” or, “Lexaria”)

AND:	Dr. David DeMartini
11714 Spriggs Way
Houston, TX 77024

(the “Lender”)

WHEREAS:

Article 1 - The Lender has previously loaned US$50,000 to Lexaria through a secured convertible debenture with an original maturity date of November 30, 2012 (the “Initial Agreement”), and which was subsequently amended via an Amendment to Existing Agreement dated November 15, 2012 (the “Amendment”), and both Lexaria and the Lender agree to further amend the terms, by way of this Agreement, under which those funds are loaned;

Article 2 - Since the Amendment became effective Lexaria has successfully repaid $16,667 in principal to the Lender and has also regularly paid all interest and bonus payments as they have become due, leaving a balance owing of $33,333 as of the date of this Agreement;

Article 3 - Lexaria is taking steps to increase production at the Belmont Lake Oil Field – including the drilling of a new well and the reworking of an existing well - that should result in higher revenue earned by the Company and a renewed ability to repay all principal – and regularly earned interest - owing to the Lender, but not before the existing Amendment will have expired.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree each with the other as follows:

            (1) All of the terms, conditions and obligations of the Initial Agreement remain valid and in force for the period of time that this Amendment is effective except for those terms, conditions and obligations that are specifically amended by way of this Agreement.

            (2) The terms, conditions and obligations of the 2012 Amendment will expire and be extinguished, by mutual consent, as of that date that this Second Amendment Agreement becomes effective.

            (3) Lexaria will repay the full amount of the outstanding loan due as per the following:

(i)

The loan repayment schedule will be converted, with an effective date of December 1, 2013, to a new one year term loan with monthly interest payments at 18% per annum on any declining balance, in arrears and all principal amounts not paid before then due in full on December 1, 2014; and,

(ii)	The first payment of interest shall be due on January 1, 2014; and,

(iii)

Lexaria will make ten (10) monthly principal payments, each of which is 1/10th of the principal amount owing at the time this Agreement goes into effect, beginning on March 1, 2014 and repeating on the first day of each month thereafter until all the principal is paid; and,

(iv)

Lexaria will use all best efforts and retains the right to repay, in whole or in part and at any time, any portion of the principal owing up to and including the total amount owing along with all interest then due; and,

(v)

If the newly-drilled PP F12-7 well produces 100 bbls/day average production in its first 30 days, then notwithstanding Section (3)(iii), above, Lexaria will make eight (8) monthly principal payments, each of which is 1/8th of the principal amount owing at the time this Agreement goes into effect, beginning on March 1, 2014 and repeating on the first day of each month thereafter until all the principal is paid; and,

(vi)

If Lexaria makes capital investments cumulatively exceeding $50,000 prior to that time when full repayment of the loan has occurred, then Lexaria will grant a lien to the Lender on all such capital investments; and,

(vii)

Lexaria grants to the Lender new collateral specifically limited to the Lender’s pro-rata portion (the original initial balance owing to the Lender shall form the numerator and $930,000 shall form the denominator) of Lexaria’s portion of the net revenue from the new 12-7 well required to keep the terms of this Agreement in good standing at any given monthly due date; and,

(viii)	The rights granted to the Lender under this Section (3), above, are transferable only with the written approval, in advance, of Lexaria.

            (4) This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia, Canada as applicable to contracts made and performed therein.

            (5) The Agreement may be executed in one or more counterparts, all of which will be considered one and the same Agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

            (6) This Agreement may be executed by delivery of executed signature pages by fax or by scan and email, and such execution will be effective for all purposes.

            IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first written above.

COMPANY	LENDER
LEXARIA CORP	DAVID DEMARTINI

Per: _________________________________________	Per: _________________________________________
Authorized Signatory	Authorized Signatory
Name: Bal Bhullar	Name:
Title: CFO, Director	Title:

Per: _________________________________________
Authorized Signatory
Name: Chris Bunka
Title: CEO, Director

SECOND AMENDMENT TO EXISTING AGREEMENT

THIS AMENDMENT (the “Agreement”) is made effective as of this 26th day of October, 2013

BETWEEN:

LEXARIA CORP., a company incorporated under the laws of the State of Nevada, having a business office at #950 - 1130 West Pender, Vancouver, British Columbia, Canada V6E 4A4

(the “Company,” or, “Lexaria”)

AND:	EMERALD ATLANTIC, LLC
11714 Spriggs Way
Houston, TX 77024

(the “Lender”)

WHEREAS:

Article 1 - The Lender has previously loaned US$120,000 to Lexaria through a secured convertible debenture with an original maturity date of November 30, 2012 (the “Initial Agreement”), and which was subsequently amended via an Amendment to Existing Agreement dated November 15, 2012 (the “Amendment”), and both Lexaria and the Lender agree to further amend the terms, by way of this Agreement, under which those funds are loaned;

Article 2 - Since the Amendment became effective Lexaria has successfully repaid $40,000 in principal to the Lender and has also regularly paid all interest and bonus payments as they have become due, leaving a balance owing of $80,000 as of the date of this Agreement;

Article 3 - Lexaria is taking steps to increase production at the Belmont Lake Oil Field – including the drilling of a new well and the reworking of an existing well - that should result in higher revenue earned by the Company and a renewed ability to repay all principal – and regularly earned interest - owing to the Lender, but not before the existing Amendment will have expired.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree each with the other as follows:

            (1) All of the terms, conditions and obligations of the Initial Agreement remain valid and in force for the period of time that this Amendment is effective except for those terms, conditions and obligations that are specifically amended by way of this Agreement.

            (2) The terms, conditions and obligations of the 2012 Amendment will expire and be extinguished, by mutual consent, as of that date that this Second Amendment Agreement becomes effective.

            (3) Lexaria will repay the full amount of the outstanding loan due as per the following:

(i)

The loan repayment schedule will be converted, with an effective date of December 1, 2013, to a new one year term loan with monthly interest payments at 18% per annum on any declining balance, in arrears and all principal amounts not paid before then due in full on December 1, 2014; and,

(ii)	The first payment of interest shall be due on January 1, 2014; and,

(iii)

Lexaria will make ten (10) monthly principal payments, each of which is 1/10th of the principal amount owing at the time this Agreement goes into effect, beginning on March 1, 2014 and repeating on the first day of each month thereafter until all the principal is paid; and,

(iv)

Lexaria will use all best efforts and retains the right to repay, in whole or in part and at any time, any portion of the principal owing up to and including the total amount owing along with all interest then due; and,

(v)

If the newly-drilled PP F12-7 well produces 100 bbls/day average production in its first 30 days, then notwithstanding Section (3)(iii), above, Lexaria will make eight (8) monthly principal payments, each of which is 1/8th of the principal amount owing at the time this Agreement goes into effect, beginning on March 1, 2014 and repeating on the first day of each month thereafter until all the principal is paid; and,

(vi)

If Lexaria makes capital investments cumulatively exceeding $50,000 prior to that time when full repayment of the loan has occurred, then Lexaria will grant a lien to the Lender on all such capital investments; and,

(vii)

Lexaria grants to the Lender new collateral specifically limited to the Lender’s pro-rata portion (the original initial balance owing to the Lender shall form the numerator and $930,000 shall form the denominator) of Lexaria’s portion of the net revenue from the new 12-7 well required to keep the terms of this Agreement in good standing at any given monthly due date; and,

(viii)	The rights granted to the Lender under this Section (3), above, are transferable only with the written approval, in advance, of Lexaria.

            (4) This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia, Canada as applicable to contracts made and performed therein.

            (5) The Agreement may be executed in one or more counterparts, all of which will be considered one and the same Agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

            (6) This Agreement may be executed by delivery of executed signature pages by fax or by scan and email, and such execution will be effective for all purposes.

            IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first written above.

COMPANY	LENDER
LEXARIA CORP	EMERALD ATLANTIC, LLC.

Per: _________________________________________	Per: _________________________________________
Authorized Signatory	Authorized Signatory
Name: Bal Bhullar	Name:
Title: CFO, Director	Title:

Per: _________________________________________
Authorized Signatory
Name: Chris Bunka
Title: CEO, Director

SECOND AMENDMENT TO EXISTING AGREEMENT

THIS AMENDMENT (the “Agreement”) is made effective as of this 26th day of October, 2013

BETWEEN:

LEXARIA CORP., a company incorporated under the laws of the State of Nevada, having a business office at #950 - 1130 West Pender, Vancouver, British Columbia, Canada V6E 4A4

(the “Company,” or, “Lexaria”)

AND:
FRED HOFFMAN
2023 Bissonnet Street
Houston, TX 77005-1646

(the “Lender”)

WHEREAS:

Article 1 - The Lender has previously loaned US$50,000 to Lexaria through a secured convertible debenture with an original maturity date of November 30, 2012 (the “Initial Agreement”), and which was subsequently amended via an Amendment to Existing Agreement dated November 15, 2012 (the “Amendment”), and both Lexaria and the Lender agree to further amend the terms, by way of this Agreement, under which those funds are loaned;

Article 2 - Since the Amendment became effective Lexaria has successfully repaid $16,667 in principal to the Lender and has also regularly paid all interest and bonus payments as they have become due, leaving a balance owing of $33,333 as of the date of this Agreement;

Article 3 - Lexaria is taking steps to increase production at the Belmont Lake Oil Field – including the drilling of a new well and the reworking of an existing well - that should result in higher revenue earned by the Company and a renewed ability to repay all principal – and regularly earned interest - owing to the Lender, but not before the existing Amendment will have expired.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree each with the other as follows:

            (1) All of the terms, conditions and obligations of the Initial Agreement remain valid and in force for the period of time that this Amendment is effective except for those terms, conditions and obligations that are specifically amended by way of this Agreement.

            (2) The terms, conditions and obligations of the 2012 Amendment will expire and be extinguished, by mutual consent, as of that date that this Second Amendment Agreement becomes effective.

            (3) Lexaria will repay the full amount of the outstanding loan due as per the following:

(i)

The loan repayment schedule will be converted, with an effective date of December 1, 2013, to a new one year term loan with monthly interest payments at 18% on any declining balance, in arrears and all principal amounts not paid before then due in full on December 1, 2014; and,

(ii)	The first payment of interest shall be due on January 1, 2014; and,

(iii)

Lexaria will make ten (10) monthly principal payments, each of which is 1/10th of the principal amount owing at the time this Agreement goes into effect, beginning on March 1 2014 and repeating on the first day of each month thereafter until all the principal is paid; and,

(iv)

Lexaria will use all best efforts and retains the right to repay, in whole or in part and at any time, any portion of the principal owing up to and including the total amount owing along with all interest then due; and,

(v)

If the newly-drilled PP F12-7 well produces 100 bbls/day average production in its first 30 days, then notwithstanding Section (3)(iii), above, Lexaria will make eight (8) monthly principal payments, each of which is 1/8th of the principal amount owing at the time this Agreement goes into effect, beginning on March 1 2014 and repeating on the first day of each month thereafter until all the principal is paid; and,

(vi)

If Lexaria makes capital investments cumulatively exceeding $50,000 prior to that time when full repayment of the loan has occurred, then Lexaria will grant a lien to the Lender on all such capital investments; and,

(vii)

Lexaria grants to the Lender new collateral specifically limited to the Lender’s pro-rata portion (the original initial balance owing to the Lender shall form the numerator and $930,000 shall form the denominator) of Lexaria’s portion of the net revenue from the new 12-7 well required to keep the terms of this Agreement in good standing at any given monthly due date; and,

(viii)	The rights granted to the Lender under this Section (3), above, are transferable only with the written approval, in advance, of Lexaria.

            (4) This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia, Canada as applicable to contracts made and performed therein.

            (5) The Agreement may be executed in one or more counterparts, all of which will be considered one and the same Agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

            (6) This Agreement may be executed by delivery of executed signature pages by fax or by scan and email, and such execution will be effective for all purposes.

            IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first written above.

COMPANY	LENDER
LEXARIA CORP	FRED HOFFMAN

Per: _________________________________________	Per: _________________________________________
Authorized Signatory	Authorized Signatory
Name: Bal Bhullar	Name:
Title: CFO, Director	Title:

Per: _________________________________________
Authorized Signatory
Name: Chris Bunka
Title: CEO, Director

SECOND AMENDMENT TO EXISTING AGREEMENT

THIS AMENDMENT (the “Agreement”) is made effective as of this 20th day of October, 2013

BETWEEN:

LEXARIA CORP., a company incorporated under the laws of the State of Nevada, having a business office at #950 - 1130 West Pender, Vancouver, British Columbia, Canada V6E 4A4

(the “Company,” or, “Lexaria”)

AND:	James Ihrke
55 Montrose Road
Mount Pleasant, SC 29464

(the “Lender”)

WHEREAS:

Article 1 - The Lender has previously loaned US$100,000 to Lexaria through a secured convertible debenture with an original maturity date of November 30, 2012 (the “Initial Agreement”), and which was subsequently amended via an Amendment to Existing Agreement dated November 15, 2012 (the “Amendment”), and both Lexaria and the Lender agree to further amend the terms, by way of this Agreement, under which those funds are loaned;

Article 2 - Since the Amendment became effective Lexaria has successfully repaid $33,333 in principal to the Lender and has also regularly paid all interest and bonus payments as they have become due, leaving a balance owing of $66,667 as of the date of this Agreement;

Article 3 - Lexaria is taking steps to increase production at the Belmont Lake Oil Field – including the drilling of a new well and the reworking of an existing well - that should result in higher revenue earned by the Company and a renewed ability to repay all principal – and regularly earned interest - owing to the Lender, but not before the existing Amendment will have expired.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree each with the other as follows:

            (1) All of the terms, conditions and obligations of the Initial Agreement remain valid and in force for the period of time that this Amendment is effective except for those terms, conditions and obligations that are specifically amended by way of this Agreement.

            (2) The terms, conditions and obligations of the 2012 Amendment will expire and be extinguished, by mutual consent, as of that date that this Second Amendment Agreement becomes effective.

            (3) Lexaria will repay the full amount of the outstanding loan due as per the following:

(i)

The loan repayment schedule will be converted, with an effective date of December 1, 2013, to a new one year term loan with monthly interest payments at 18% on any declining balance, in arrears and all principal amounts not paid before then due in full on December 1, 2014; and,

(ii)	The first payment of interest shall be due on January 1, 2014; and,

(iii)

Lexaria will make ten (10) monthly principal payments, each of which is 1/10th of the principal amount owing at the time this Agreement goes into effect, beginning on March 1 2014 and repeating on the first day of each month thereafter until all the principal is paid; and,

(iv)

Lexaria will use all best efforts and retains the right to repay, in whole or in part and at any time, any portion of the principal owing up to and including the total amount owing along with all interest then due; and,

(v)

If the newly-drilled PP F12-7 well produces 100 bbls/day average production in its first 30 days, then notwithstanding Section (3)(iii), above, Lexaria will make eight (8) monthly principal payments, each of which is 1/8th of the principal amount owing at the time this Agreement goes into effect, beginning on March 1 2014 and repeating on the first day of each month thereafter until all the principal is paid; and,

(vi)

If Lexaria makes capital investments cumulatively exceeding $50,000 prior to that time when full repayment of the loan has occurred, then Lexaria will grant a lien to the Lender on all such capital investments; and,

(vii)

Lexaria grants to the Lender new collateral specifically limited to the Lender’s pro-rata portion (the original initial balance owing to the Lender shall form the numerator and $930,000 shall form the denominator) of Lexaria’s portion of the net revenue from the new 12-7 well required to keep the terms of this Agreement in good standing at any given monthly due date; and,

(viii)	The rights granted to the Lender under this Section (3), above, are transferable only with the written approval, in advance, of Lexaria.

            (4) This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia, Canada as applicable to contracts made and performed therein.

            (5) The Agreement may be executed in one or more counterparts, all of which will be considered one and the same Agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

            (6) This Agreement may be executed by delivery of executed signature pages by fax or by scan and email, and such execution will be effective for all purposes.

            IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first written above.

LEXARIA CORP	LENDER

Per: _________________________________________	Per: _________________________________________
Authorized Signatory	Authorized Signatory

Name: Bal Bhullar	Name:
Title: CFO, Director	Title:

Per: _________________________________________
Authorized Signatory

Name: Chris Bunka
Title: CEO, Director

SECOND AMENDMENT TO EXISTING AGREEMENT

THIS AMENDMENT (the “Agreement”) is made effective as of this 20th day of October, 2013

BETWEEN:

LEXARIA CORP., a company incorporated under the laws of the State of Nevada, having a business office at #950 - 1130 West Pender, Vancouver, British Columbia, Canada V6E 4A4

(the “Company,” or, “Lexaria”)

AND:	Mathew Ihrke
2850 Cherry Lane
Northbrook, IL 60062

(the “Lender”)

WHEREAS:

Article 1 - The Lender has previously loaned US$50,000 to Lexaria through a secured convertible debenture with an original maturity date of November 30, 2012 (the “Initial Agreement”), and which was subsequently amended via an Amendment to Existing Agreement dated November 15, 2012 (the “Amendment”), and both Lexaria and the Lender agree to further amend the terms, by way of this Agreement, under which those funds are loaned;

Article 2 - Since the Amendment became effective Lexaria has successfully repaid $16,667 in principal to the Lender and has also regularly paid all interest and bonus payments as they have become due, leaving a balance owing of $33,333 as of the date of this Agreement;

Article 3 - Lexaria is taking steps to increase production at the Belmont Lake Oil Field – including the drilling of a new well and the reworking of an existing well - that should result in higher revenue earned by the Company and a renewed ability to repay all principal – and regularly earned interest - owing to the Lender, but not before the existing Amendment will have expired.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree each with the other as follows:

            (1) All of the terms, conditions and obligations of the Initial Agreement remain valid and in force for the period of time that this Amendment is effective except for those terms, conditions and obligations that are specifically amended by way of this Agreement.

            (2) The terms, conditions and obligations of the 2012 Amendment will expire and be extinguished, by mutual consent, as of that date that this Second Amendment Agreement becomes effective.

            (3) Lexaria will repay the full amount of the outstanding loan due as per the following:

(i)

The loan repayment schedule will be converted, with an effective date of December 1, 2013, to a new one year term loan with monthly interest payments at 18% on any declining balance, in arrears and all principal amounts not paid before then due in full on December 1, 2014; and,

(ii)	The first payment of interest shall be due on January 1, 2014; and,

(iii)

Lexaria will make ten (10) monthly principal payments, each of which is 1/10th of the principal amount owing at the time this Agreement goes into effect, beginning on March 1 2014 and repeating on the first day of each month thereafter until all the principal is paid; and,

(iv)

Lexaria will use all best efforts and retains the right to repay, in whole or in part and at any time, any portion of the principal owing up to and including the total amount owing along with all interest then due; and,

(v)

If the newly-drilled PP F12-7 well produces 100 bbls/day average production in its first 30 days, then notwithstanding Section (3)(iii), above, Lexaria will make eight (8) monthly principal payments, each of which is 1/8th of the principal amount owing at the time this Agreement goes into effect, beginning on March 1 2014 and repeating on the first day of each month thereafter until all the principal is paid; and,

(vi)

If Lexaria makes capital investments cumulatively exceeding $50,000 prior to that time when full repayment of the loan has occurred, then Lexaria will grant a lien to the Lender on all such capital investments; and,

(vii)

Lexaria grants to the Lender new collateral specifically limited to the Lender’s pro-rata portion (the original initial balance owing to the Lender shall form the numerator and $930,000 shall form the denominator) of Lexaria’s portion of the net revenue from the new 12-7 well required to keep the terms of this Agreement in good standing at any given monthly due date; and,

(viii)	The rights granted to the Lender under this Section (3), above, are transferable only with the written approval, in advance, of Lexaria.

            (4) This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia, Canada as applicable to contracts made and performed therein.

            (5) The Agreement may be executed in one or more counterparts, all of which will be considered one and the same Agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

             (6) This Agreement may be executed by delivery of executed signature pages by fax or by scan and email, and such execution will be effective for all purposes.

            IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first written above.

LEXARIA CORP	LENDER

Per: _________________________________________	Per: _________________________________________
Authorized Signatory	Authorized Signatory

Name: Bal Bhullar	Name:
Title: CFO, Director	Title:

Per: _________________________________________
Authorized Signatory

Name: Chris Bunka
Title: CEO, Director

SECOND AMENDMENT TO EXISTING AGREEMENT

THIS AMENDMENT (the “Agreement”) is made effective as of this 20th day of October, 2013

BETWEEN:

LEXARIA CORP., a company incorporated under the laws of the State of Nevada, having a business office at #950 - 1130 West Pender, Vancouver, British Columbia, Canada V6E 4A4

(the “Company,” or, “Lexaria”)

AND:	Morgan Bunka
2316 Bella Vista Street
Kelowna, BC V1P 1S1

(the “Lender”)

WHEREAS:

Article 1 - The Lender has previously loaned CDN$110,000 to Lexaria through a secured convertible debenture with an original maturity date of November 30, 2012 (the “Initial Agreement”), and which was subsequently amended via an Amendment to Existing Agreement dated November 15, 2012 (the “Amendment”), and both Lexaria and the Lender agree to further amend the terms, by way of this Agreement, under which those funds are loaned;

Article 2 - Since the Amendment became effective Lexaria has successfully repaid CDN$36,667 in principal to the Lender and has also regularly paid all interest and bonus payments as they have become due, leaving a balance owing of CDN$73,333 as of the date of this Agreement;

Article 3 - Lexaria is taking steps to increase production at the Belmont Lake Oil Field – including the drilling of a new well and the reworking of an existing well - that should result in higher revenue earned by the Company and a renewed ability to repay all principal – and regularly earned interest - owing to the Lender, but not before the existing Amendment will have expired.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree each with the other as follows:

            (1) All of the terms, conditions and obligations of the Initial Agreement remain valid and in force for the period of time that this Amendment is effective except for those terms, conditions and obligations that are specifically amended by way of this Agreement.

            (2) The terms, conditions and obligations of the 2012 Amendment will expire and be extinguished, by mutual consent, as of that date that this Second Amendment Agreement becomes effective.

            (3) Lexaria will repay the full amount of the outstanding loan due as per the following:

(i)

The loan repayment schedule will be converted, with an effective date of December 1, 2013, to a new one year term loan with monthly interest payments at 18% on any declining balance, in arrears and all principal amounts not paid before then due in full on December 1, 2014; and,

(ii)	The first payment of interest shall be due on January 1, 2014; and,

(iii)

Lexaria will make ten (10) monthly principal payments, each of which is 1/10th of the principal amount owing at the time this Agreement goes into effect, beginning on March 1 2014 and repeating on the first day of each month thereafter until all the principal is paid; and,

(iv)

Lexaria will use all best efforts and retains the right to repay, in whole or in part and at any time, any portion of the principal owing up to and including the total amount owing along with all interest then due; and,

(v)

If the newly-drilled PP F12-7 well produces 100 bbls/day average production in its first 30 days, then notwithstanding Section (3)(iii), above, Lexaria will make eight (8) monthly principal payments, each of which is 1/8th of the principal amount owing at the time this Agreement goes into effect, beginning on March 1 2014 and repeating on the first day of each month thereafter until all the principal is paid; and,

(vi)

If Lexaria makes capital investments cumulatively exceeding $50,000 prior to that time when full repayment of the loan has occurred, then Lexaria will grant a lien to the Lender on all such capital investments; and,

(vii)

Lexaria grants to the Lender new collateral specifically limited to the Lender’s pro-rata portion (the original initial balance owing to the Lender shall form the numerator and $930,000 shall form the denominator) of Lexaria’s portion of the net revenue from the new 12-7 well required to keep the terms of this Agreement in good standing at any given monthly due date; and,

(viii)	The rights granted to the Lender under this Section (3), above, are transferable only with the written approval, in advance, of Lexaria.

            (4) This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia, Canada as applicable to contracts made and performed therein.

            (5) The Agreement may be executed in one or more counterparts, all of which will be considered one and the same Agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

            (6) This Agreement may be executed by delivery of executed signature pages by fax or by scan and email, and such execution will be effective for all purposes.

            IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first written above.

LEXARIA CORP	LENDER

Per: _________________________________________	Per: _________________________________________
Authorized Signatory	Authorized Signatory

Name: Bal Bhullar	Name:
Title: CFO, Director	Title:

Per: _________________________________________
Authorized Signatory

Name: Chris Bunka
Title: CEO, Director